Exhibit 10.1
FOURTH AMENDMENT AGREEMENT
     This FOURTH AMENDMENT AGREEMENT (this “Amendment”) is made as of the 30th day of June, 2008 among:
     (a) TELETECH HOLDINGS, INC., a Delaware corporation (“Borrower”);
     (b) the Lenders, as defined in the Credit Agreement;
     (c) KEYBANK NATIONAL ASSOCIATION, as the lead arranger, sole book runner and administrative agent for the Lenders under this Agreement (“Agent”); and
     (d) WELLS FARGO BANK, N.A., as syndication agent.
     WHEREAS, Borrower, Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement, dated as of September 28, 2006, that provides, among other things, for loans and letters of credit aggregating One Hundred Eighty Million Dollars ($180,000,000), all upon certain terms and conditions (as amended and as the same may from time to time be further amended, restated or otherwise modified, the “Credit Agreement”);
     WHEREAS, Borrower, Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof;
     WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and
     WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;
     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, Borrower, Agent and the Lenders agree as follows:
     1. Amendment to Financial Statements. Section 5.3 of the Credit Agreement is hereby amended to delete subsections (a) and (b) therefrom and to insert in place thereof, respectively, the following:
     (a) Quarterly Financials. Borrower shall deliver to Agent, within forty-five (45) days (or, with respect to the fiscal quarters of Borrower ended September 30, 2007 and March 31, 2008, by no later than August 15, 2008) after the end of each of the first three quarter annual periods of each fiscal year of Borrower, balance sheets of the Companies as of the end of such period and statements of income (loss), stockholders’ equity and cash flow for the quarter and fiscal year to date periods, all prepared on a Consolidated basis, in accordance with GAAP, and in form and detail satisfactory to Agent and certified by a Financial Officer of Borrower; provided that, with respect to the fiscal quarters of Borrower ended September 30, 2007 and March 31, 2008, (i) Borrower shall have delivered preliminary financial statements and a corresponding preliminary calculation of covenants for (A) the fiscal quarter of Borrower ended September 30, 2007 prior to March 31, 2008, and (B) the fiscal quarter of Borrower ended on March 31, 2008 prior to May 15, 2008, in each case excluding adjustments related to compensation and tax expense for equity-based compensation granted during any prior fiscal quarter, or which may be adjusted for such fiscal quarter, (ii) the Applicable Commitment Fee Rate and the Applicable Margin shall be calculated based upon such preliminary financial statements and calculations, and (iii) if such preliminary financial statements and calculations are not consistent with the certified financial statements to be delivered on or prior to August 15, 2008, the Applicable Commitment Fee Rate and the Applicable Margin, as applicable, shall be retroactively adjusted upon receipt of the certified financial statements. The preliminary financial statements referenced in this Section 5.3(a) shall provide sufficient income, cash flow, and balance sheet information to complete a preliminary calculation of the financial covenants set forth in Section 5.7 hereof. Borrower shall also provide additional financial information, if available, at the request of Agent and the Lenders.
     (b) Annual Audit Report. Borrower shall deliver to Agent, within ninety (90) days (or, with respect to the fiscal year ended December 31, 2007, by no later than August 15, 2008) after the end of each fiscal year of Borrower, an annual audit report of the Companies for that year prepared on a Consolidated basis, in accordance with GAAP, and in form and detail satisfactory to Agent and certified by an independent public accountant satisfactory to Agent, which report shall include balance sheets and statements of income (loss), stockholders’ equity and cash-flow for that period; provided that, with respect to the fiscal year of Borrower ended December 31, 2007, (i) Borrower shall have delivered preliminary financial statements for such fiscal year and a corresponding preliminary calculation of covenants for the fiscal quarter of Borrower ended December 31, 2007, prior to March 31, 2008, in each case excluding adjustments related to compensation expense for equity-based compensation granted during any prior fiscal quarter, or which may be adjusted for the fiscal quarter ended December 31, 2007, (ii) the Applicable Commitment Fee Rate and the Applicable Margin shall be calculated based upon such preliminary financial statements and calculations, and (iii) if such preliminary financial statements and calculations are not consistent with the certified financial statements to be delivered on or prior to August 15, 2008, the Applicable Commitment Fee Rate and the Applicable Margin, as applicable, shall be retroactively adjusted upon receipt of the certified financial statements. The preliminary financial statements referenced in this Section 5.3(b) shall provide sufficient income, cash flow, and balance sheet information to complete a preliminary calculation of the financial covenants set forth in Section 5.7 hereof. Borrower shall also provide additional financial information, if available, at the request of Agent and the Lenders.
     2. Consent to Various Requests.
     (a) Requested Consents. Borrower has notified Agent and the Lenders that:

     (i) Borrower may need to file, as late as August 15, 2008, its 10-Q quarterly reports with the SEC for the fiscal quarters ended September 30, 2007 and March 31, 2008 (the “Delayed 10-Q Filings”);
     (ii) Borrower may need to file its 10-K annual report with the SEC for the fiscal year ended December 31, 2007 as late as August 15, 2008 (the “Delayed 10-K Filing”);
     (iii) Borrower may need to restate its financial statements filed with the SEC for any fiscal period ending after December 31, 1996 and prior to September 30, 2007 (the “Restatement of Financial Statements”); and
     (iv) on May 15, 2008, Borrower received an Additional Nasdaq Staff Determination letter in connection with Borrower’s failure to file its Quarterly Report on Form 10-Q for the first quarter ended March 31, 2008, in addition to Staff Determination letters in connection with the delayed filing of the 2007 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the third quarter of 2007. While this matter serves as an additional basis for delisting Borrower’s securities, the Nasdaq Listing Qualifications Hearings Panel (the “Panel”) granted Borrower’s request for continued listing on the Nasdaq, subject to, among other things, Borrower becoming current in its filings of its periodic reports by May 12, 2008. The letter notes that if Borrower is not able to meet the exception deadline, the Panel will issue a final determination to delist Borrower’s shares and Borrower would have to apply to Nasdaq for an extension of the listing exception. The Nasdaq Listing and Hearing Review Council, in a letter dated March 18, 2008 (A) stayed an earlier decision of the Panel requiring the filing of all required reports by May 12, 2008, and (B) requested that Borrower provide an update on its efforts to file the delayed periodic reports by May 30, 2008. Borrower provided the requested update on May 30, 2008. Borrower is working diligently with its current and former independent auditors to become current with its periodic filings with the SEC (the “Nasdaq Proceeding” and, together with the Delayed 10-Q Filings, the Delayed 10-K Filing and the Restatement of Financial Statements, collectively, the “Requested Consents”).
     (b) Possible Violations. The Requested Consents could result in a violation of the following:
     (i) SEC and Nasdaq regulations;
     (ii) certain covenants set forth in Article V of the Credit Agreement, including, but not limited to, Section 5.3 (Financial Statements and Information), Section 5.4 (Financial Records) and Section 5.7 (Financial Covenants) of the Credit Agreement; and
     (iii) certain representations and warranties set forth in Article VI of the Credit Agreement, including, but not limited to, Section 6.3 (Compliance with

Laws and Contracts), Section 6.4 (Litigation and Administrative Proceedings) and Section 6.14 (Financial Statements) of the Credit Agreement.
     (c) Conditions to Consent. Agent and the Lenders hereby consent to the Requested Consents on the conditions that:
     (i) Borrower shall have filed with the SEC, by no later than August 15, 2008, its 10-Q quarterly report for the fiscal quarter ended September 30, 2007 and its 10-Q quarterly report for the fiscal quarter ending March 31, 2008;
     (ii) Borrower shall have filed with the SEC its 10-K annual report for the fiscal year ended December 31, 2007 by no later than August 15, 2008;
     (iii) to the extent that the Restatement of Financial Statements, as defined in the Second Amendment Agreement, dated as of November 15, 2007, among Borrower, Agent and the Lenders, would have caused Borrower to pay a higher rate of interest for any time period since the Closing Date, then Borrower shall make the Lenders whole for any unpaid interest; and
     (iv) after giving effect to the terms of this consent, no Default or Event of Default shall exist under the Credit Agreement or any other Loan Document.
     (d) Consent. This Amendment shall serve as evidence of such consent. The consent contained in this Amendment shall not be deemed to waive or amend any other provision of the Credit Agreement or the Loan Documents, and shall not serve as consent to or amendment of any other matter prohibited by the terms and conditions of the Credit Agreement or other Loan Documents. All terms of the Credit Agreement and the other Loan Documents remain in full force and effect and constitute the legal, valid, binding and enforceable obligations of Borrower to Agent and the Lenders.
     3. Closing Deliveries. Concurrently with the execution of this Amendment, Borrower shall:
     (a) pay an amendment fee to Agent, for the pro rata benefit of the Lenders that shall have executed and delivered this Amendment to Agent on or before 3:00 P.M. (Eastern time) on June 26, 2008 (each an “Approving Lender”), in an amount equal to seven and one-half (7 1/2) basis points times the aggregate amount of the Revolving Credit Commitments of the Approving Lenders; and
     (b) cause each Guarantor of Payment to execute the attached Acknowledgement and Agreement; and
     (c) pay all legal fees and expenses of Agent in connection with this Amendment.
     4. Representations and Warranties. Borrower hereby represents and warrants to Agent and the Lenders that (a) Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the organizational agreements of Borrower or any law applicable to Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower; (d) no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) Borrower is not aware of any claim or offset against, or defense or counterclaim to, Borrower’s obligations or liabilities under the Credit Agreement or any Related Writing; and (f) this Amendment constitutes a valid and binding obligation of Borrower in every respect, enforceable in accordance with its terms.
     5. References to Credit Agreement. Each reference that is made in the Credit Agreement or any Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Related Writing.
     6. Waiver. Borrower, by signing below, hereby waives and releases Agent and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims of which Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.
     7. Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
     8. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
     9. Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.
     10. Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.
[Remainder of page intentionally left blank.]

     JURY TRIAL WAIVER. BORROWER, THE LENDERS AND AGENT, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, THE LENDERS AND AGENT, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.
     IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

TELETECH HOLDINGS, INC.
By:	/s/ Alan Schutzman
Alan Schutzman
Secretary

KEYBANK NATIONAL ASSOCIATION, as Agent and as a Lender
By:	/s/ Jeff Kalinowski
Jeff Kalinowski
Senior Vice President

WELLS FARGO BANK, N.A., as Syndication Agent and as a Lender
By:	/s/ Susan K. Petri
	Name:	Susan K. Petri
	Title:	Vice President

JPMORGAN CHASE BANK, N.A.
By:	/s/ David L. Ericson
	Name:	David L. Ericson
	Title:	Senior Vice President

Signature Page 1 of 2
to Fourth Amendment Agreement

BANK OF AMERICA, N.A.
By:	/s/ Jonathan M. Phillips
	Name:	Jonathan M. Phillips
	Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION
By:	/s/ Tray Jones
	Name:	Tray Jones
	Title:	Vice President

THE NORTHERN TRUST COMPANY
By:	/s/ Brandon Rolek
	Name:	Brandon Rolek
	Title:	Vice President

Signature Page 2 of 2
to Fourth Amendment Agreement

ACKNOWLEDGMENT AND AGREEMENT
     The undersigned consent and agree to and acknowledge the terms of the foregoing Fourth Amendment Agreement dated as of June 30, 2008. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned shall remain in full force and effect and be unaffected hereby.
     The undersigned hereby waive and release Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which the undersigned are aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.
     JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

TELETECH SERVICES CORPORATION		TELETECH CUSTOMER CARE MANAGEMENT (COLORADO), LLC

By:	/s/ Alan Schutzman	By:	/s/ Alan Schutzman

	Alan Schutzman		Alan Schutzman
	Secretary		Secretary

TELETECH CUSTOMER CARE MANAGEMENT (WEST VIRGINIA), INC.		TELETECH GOVERNMENT SOLUTIONS, LLC

By:	/s/ Alan Schutzman	By:	/s/ Alan Schutzman

	Alan Schutzman		Alan Schutzman
	Secretary		Secretary
Signature Page 1 of 2
to Acknowledgment and Agreement

TELETECH CUSTOMER SERVICES, INC.		TTEC NEVADA, INC.

By:	/s/ Alan Schutzman	By:	/s/ Alan Schutzman

	Alan Schutzman		Alan Schutzman
	Assistant Secretary		Assistant Secretary

TELETECH INTERNATIONAL HOLDINGS, INC.		NEWGEN RESULTS CORPORATION

By:	/s/ Alan Schutzman	By:	/s/ Alan Schutzman

	Alan Schutzman		Alan Schutzman
	Secretary		Secretary

DIRECT ALLIANCE CORPORATION		TELETECH STOCKTON, LLC

By:	/s/ Alan Schutzman	By:	/s/ Alan Schutzman

	Alan Schutzman		Alan Schutzman
	Secretary		Secretary
Signature Page 2 of 2
to Acknowledgment and Agreement